Exhibit 99.3

         Please review the following terms and conditions for participation in Neurex Corporation's (the "Company") Systematic Stock Sales Program (the "Program"). If you elect to participate in the Program, please complete and sign the attached Participation Agreement and return it to the Company's Chief Financial Officer ( the "Program Administrator").

                               NEUREX CORPORATION
                         SYSTEMATIC STOCK SALES PROGRAM

                              TERMS AND CONDITIONS

         1.       Eligible Participants and Participation Period

          (a) All executive officers of the Company, or members of its Board of Directors (the "Participant(s)") who have held their positions with the Company for a period of one year, and have not within the 6 (six) months immediately preceding the first sale transaction date under the Program, executed a purchase of Company issued securities, other than purchases described in Section 6(b)(1) & (2) below, are eligible to participate in the Program.

          (b) The term "executive officer" is defined only to include the Company's Chairman of the Board, President, Vice-Presidents, Secretary, Chief Financial Officer and Treasurer.

          (c) Participation in the Program must continue uninterrupted for the 12 (twelve) consecutive calendar months beginning the month following the month of enrollment unless and until written notice is provided to the Program Administrator under the conditions provided in Section 5(b).

        2.       Enrollment Requirements and Procedures

                  (a)      Enrollment in the Program is voluntary.

                  (b)      The open enrollment period is the month of July.

                  (c) Enrollment requires submission to the Program Administrator of a fully executed Participation Agreement.


         3. Designation of the Type and Number of Shares to be Enrolled in Total and Sold per Calendar Month

          (a) Each Participant must enroll a block of no less than 1200 (twelve hundred) shares of Company stock to be sold under the Program during the 12 (twelve) calendar month minimum participation period. The number of shares enrolled may be reduced at the sole discretion of the Company's Chief Executive Officer if he or she believes that the sale of such volume of shares will significantly affect the Company's stock price.

          (b) The number designated must be the same for each calendar month and cannot total, for the 3 (three) consecutive calendar month periods preceding each sale, more than the greater of one percent of the shares of common stock outstanding or the average weekly trading volume of such stock over the four calendar weeks immediately preceding each monthly sales transaction date.

         4.       Designated Date that Sales Transactions are to be Executed

          (a) Sales transactions under the Program shall be executed on the last business day of each calendar month (the "Sale Date"), commencing in August of each year, unless such day is less than ten business days after the filing of the Company's Form 10-Q or 10-K or less than five business days after the Company's release of extraordinary information or other news announcement, in which case the Sale Date will be the next business day following the expiration of these time periods. The Participant shall make all sales through the brokerage firm selected by the Program Administrator (the "Brokerage Firm") and shall furnish the Brokerage Firm with the shares necessary to make each sale within at least 30 (thirty) days of the expected Sale Date.

          (b) If the Brokerage Firm is unable to sell at the prevailing market "bid" price (the "Bid Price") all shares designated to be sold on a particular Sale Date, then such Brokerage Firm shall sell each Participant's shares on a pro-rata basis and execute additional sales transactions on as many successive business days as are necessary to sell all such shares at the same Bid Price as sales executed on the Sale Date, provided that any such business day does not fall within the prohibited time periods specified in subsection (a) above or the quantity of shares sold does not exceed that specified in Section 3(b)(2) above. If all shares designated to be sold on the Sale Date cannot be sold prior to the next Sale Date at the Bid Price, then the remaining shares will be held and sold on the next scheduled Sale Date at the then prevailing new Bid Price, and so on, until all the shares are sold. This process shall be repeated from month to month if necessary.


         5.    Discretionary Withdrawals from the Program

          (a) Discretionary withdrawals from the Program will not be permitted during the designated Program period.
          (b) Early termination will be permitted only upon separation from the Company, liquidation of all of the terminating Participant's Company common stock holdings, a Company merger, or the sale of the Company or substantially all of its assets.

         6.    Securities & Exchange Commission ("SEC") Compliance Requirements

                  (a) SEC Forms 4 and 5 must be filed on a regular basis to report the systematic change in the Participants' securities holdings by the 10th day following the close of each month of Program participation.

                  (b) While participating in the Program, Participants will be prohibited under Section 16(b) of the securities laws from purchasing any security issued by he Company except that during the participation period, Participants may:

                                (1) purchase such securities through the Company's Employee Stock Purchase Plan provided those securities are held for a period of six months from the date of such purchase; and

                                (2) exercise options granted pursuant to a properly exempted Company stock option plan.

                               NEUREX CORPORATION
                         SYSTEMATIC STOCK SALES PROGRAM

                             PARTICIPATION AGREEMENT


         I, _____________, certify that I am eligible to participate in Neurex Corporation's Systematic Stock Sales Program (the "Program") and that I have read and agree to all of the Terms and Conditions of the Program. I hereby elect to participate in the Program and enroll for such participation the following block of _______ shares of Neurex Corp. stock (the "Shares") which are legally held by me and over which I hold full and sole authority with regard to sales or other disposition. I understand that once enrolled for participation in the Program, the Shares may not be withdrawn from the Program for a period of at least 12 (twelve) consecutive calendar months beginning with the first full calendar month following the effective date of this Agreement, except as provided in the Terms and Conditions of the Program.



- ---------------------------------           --------------     -------------
Participant                                 Position           Date


- ---------------------------------   --------------
Program Administrator               Date


- ---------------------------------   --------------
Broker                              Date

                               NEUREX CORPORATION
                         SYSTEMATIC STOCK SALES PROGRAM

                            BROKERAGE FIRM GUIDELINES


         Pursuant to the Neurex Corporation Systematic Stock Sales Program (the "Program"), a copy of which is attached as Appendix A, the Brokerage Firm (the "Firm"), as authorized by the Program Administrator will execute all sales transactions subject to the following guidelines:

          1. Each Program Participant will enroll a block of no less than 1200 (twelve hundred) shares of Company stock to be sold under the Program during the 12 (twelve) calendar month minimum Program participation period.

          2. Each Participant will designate the number of shares from the enrolled block to be sold per calendar month of participation. The number designated will be the same for each calendar month and will not: total, for the 3 (three) consecutive calendar month periods preceding each sale, more than the greater of one percent of the shares of common stock outstanding or the average weekly trading volume of such stock over the four calendar weeks immediately preceding each monthly sales transaction date.

          3. All Sales transactions under the Program must be executed on the last business day of each calendar month (the "Sale Date") unless such day is less than ten business days after the filing of the Company's Form 10-Q or 10-K or less than five business days after the Company's release of extraordinary information or other news announcement, in which case the Sale Date will be the next business day following the expiration of these time periods. The Program Administrator will inform the firm of any such adjustment to the Sale Date. If the Firm is unable to sell at the prevailing market "bid" price all shares designated to be sold on a particular Sale Date, then the Firm shall sell each Participant's shares on a pro rata basis and shall execute additional sales transactions on as many successive business days as are necessary to sell all such shares at the same market "bid" price for sales executed on the Sale Date, provided that any such business day does not fall within the prohibited time periods specified above and the quantities sold do not exceed those specified above. If all shares designated to be sold on the Sale Date cannot be sold prior to the next Sale Date at the same market "bid" price, then the remaining shares must be held and sold on the next scheduled Sale Date at the new bid price, if possible, and this process shall be continued from month to month, if necessary.

          4. Discretionary withdrawals from the Program will not be permitted during the designated Program period. Early termination by any Participant will be permitted only upon separation from the Company or liquidation of all of the terminating Participant's Company common stock holdings. The Firm will be informed in writing by the Program Administrator or the sale or merger of the Company in the event of either Participant or Program termination. The Firm shall accept instructions regarding the Program only from the Program Administrator, and such instruction shall be binding.